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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
October 24, 2002

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-33379 (Commission File Number)	36-4459170 (IRS Employer Identification No.)
30 South Wacker Drive, Chicago, Illinois (Address of Principal Executive Office)		60606 (Zip Code)

Registrant's telephone number, including area code: (312) 930-1000

N/A (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    Regulation FD Disclosure.

        On October 24, 2002, Chicago Mercantile Exchange Holdings Inc. (the "Company") filed with the Securities and Exchange Commission Amendment No. 2 ("Amendment No. 2") to the Registration Statement on Form S-1 of the Company (File No. 333-90106) relating to the initial public offering of shares of the Company's Class A common stock, par value $.01 per share.

        A copy of Amendment No. 2 is attached hereto as Exhibit 99.1.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Amendment No. 2 to the Registration Statement on Form S-1 of Chicago Mercantile Exchange Holdings Inc., filed with the Securities and Exchange Commission on October 24, 2002, File No. 333-90106.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. Registrant
Date: October 25, 2002	By:	/s/ DAVID G. GOMACH David G. Gomach Managing Director and Chief Financial Officer

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  ITEM 9. Regulation FD Disclosure.
EXHIBIT INDEX
SIGNATURES